Supplement dated May 26, 2023
to the following initial summary prospectus(es):
Best of America IV dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective July 26, 2023, the following Investment Portfolios are no longer available to receive transfers or purchase payments.
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Morgan Stanley Variable Insurance Fund, Inc. – Core Plus Fixed Income Portfolio: Class I
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Morgan Stanley Variable Insurance Fund, Inc. – Core Plus Fixed Income Portfolio: Class II
2.
At a meeting held on April 10, 2023 of the Board of Directors (the "Board") of Morgan Stanley Variable Insurance Fund, Inc. (the "Fund"), the Board approved the liquidation (the "Liquidation") pursuant to which the Core Plus Fixed Income Portfolio (the "Portfolio") will be liquidated. The liquidation is expected to occur on or about July 28, 2023 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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Effective on or about the Liquidation Date, the Funds will no longer be available for transfers or new purchase payments.
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From the date of this supplement until the Liquidation Date, investors with allocations in the Funds may transfer allocations to any other available investment option. During this period, any transfers from the Funds will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Funds will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class I.
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After the Liquidation Date, any and all references to the Funds are deleted.
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